UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 16, 2019

WPX Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1- 35322	45-1836028
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

3500 One Williams Center, Tulsa, Oklahoma	74172-0172
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  855-979-2012

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, $0.01 par value	WPX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07              Submission of Matters to a Vote of Security Holders

At the annual meeting of stockholders of the Company held on May 16, 2019, the following actions took place.

1.              Election of Directors.  The Company’s stockholders reelected Mses. Lubel and Williams and Messrs. Carrig, Herdman, Kindick, Kurz, Lentz, Muncrief and Work as directors of the Company for a one-year term based on the following votes.

Nominee	For	Against	Abstain	Broker Non- Votes
John A. Carrig	369,992,972	1,237,265	189,620	25,672,539
Robert K. Herdman	369,974,188	1,252,643	193,026	25,672,539
Kelt Kindick	368,017,377	3,221,261	181,219	25,672,539
Karl F. Kurz	370,030,731	1,199,665	189,461	25,672,539
Henry E. Lentz	369,935,347	1,291,301	193,209	25,672,539
Kimberly S. Lubel	368,885,984	2,363,653	170,220	25,672,539
Richard E. Muncrief	368,064,276	3,190,326	165,255	25,672,539
Valerie M. Williams	369,970,863	1,280,180	168,814	25,672,539
David F. Work	369,986,663	1,245,787	187,407	25,672,539

2.              Say on Pay.  The Company’s stockholders approved, on a non-binding advisory basis, the Company’s executive compensation based on the following votes.

For	Against	Abstain	Broker Non-Votes
361,187,016	9,841,299	391,542	25,672,539

3.              Say When on Pay. The Company’s stockholders voted, on a non-binding advisory basis, to hold future advisory votes on the Company’s executive compensation on an annual basis, based on the following votes.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
359,771,338	182,016	11,168,729	297,774	25,672,539

Based on these results and consistent with the board of directors’ previous recommendation to the Company’s stockholders in connection with such vote, the Company’s board of directors has determined to hold a stockholder advisory vote on the Company’s executive compensation on an annual basis until the next frequency vote occurs.

4.              Ratification of Appointment of Auditors.  The Company’s stockholders approved the ratification of the appointment of Ernst & Young LLP as the independent public accounting firm for the Company for the year ending December 31, 2019, based on the following votes.

For	Against	Abstain	Broker Non-Votes
393,725,555	3,075,547	291,294	0

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WPX Energy, Inc.

Date:May 21, 2019	By:	/s/ Stephen E. Brilz
	Name:	Stephen E. Brilz
	Title:	Vice President and Corporate Secretary